Lender Presentation October 2017 CONSOL Mining Corporation Exhibit 99.1

Disclaimer This presentation contains statements, estimates and projections which are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended). Statements that are not historical are forward-looking, and include, without limitation, statements regarding the separation and distribution, including the timing and expected benefits thereof; forecasts concerning global demand for coal, changes in coal prices and our ability to develop our existing coal reserves and successfully execute our mining plans, competition and growth opportunities for coal, and other applications; targeted financial results or operating performance; and statements about our strategies, outlook, and business and financial prospects. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements, plans, estimates and projections. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of future actual results. Factors that could cause future actual results to differ materially from the forward-looking statements include risks, contingencies and uncertainties that relate to, among other matters, the following: whether the separation is completed, as expected or at all, and the timing of the separation and the distribution; whether the conditions to the distribution are satisfied; whether the operational, strategic and other benefits of the separation can be achieved; whether the costs and expenses of the separation can be controlled within expectations; deterioration in economic conditions in any of the industries in which our customers operate may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control including oversupply relative to the demand available for our products, weather and the price and availability of alternative fuels; an extended decline in the prices we receive for our coal affecting our operating results and cash flows; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; our customers extending existing contracts or entering into new long-term contracts for coal on favorable terms; our reliance on major customers; our inability to collect payments from customers if their creditworthiness declines or if they fail to honor their contracts; the disruption of rail, barge, gathering, processing and transportation facilities and other systems that deliver our coal to market; a loss of our competitive position because of the competitive nature of coal industries, or a loss of our competitive position because of overcapacity in these industries impairing our profitability; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of potential, as well as any adopted environmental regulations including any relating to greenhouse gas emissions on our operating costs as well as on the market for natural coal and for our securities; the risks inherent in coal operations, including our reliance upon third party contractors, being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, explosions, accidents and weather conditions which could impact financial results; decreases in the availability of, or increases in, the price of commodities or capital equipment used in our coal mining operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of government regulation on the discharge into the water or air, and the disposal and clean-up of, hazardous substances and wastes generated during our coal operations; the effects of stringent federal and state employee health and safety regulations, including the ability of regulators to shut down our operations; the potential for liabilities arising from environmental contamination or alleged environmental contamination in connection with our past or current coal operations; the effects of mine closing, reclamation and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; the outcomes of various legal proceedings, including those which are more fully described herein; exposure to employee-related long-term liabilities; failure by Murray Energy to satisfy liabilities it acquired (or will acquire) from CONSOL Energy Inc., or failure to perform its obligations under various arrangements, which CONSOL Energy Inc. guaranteed and for which we have indemnification obligations to CONSOL Energy Inc.; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; operating in a single geographic area; certain provisions in our multi-year coal sales contracts may provide limited protection during adverse economic conditions, and may result in economic penalties or permit the customer to terminate the contract; the majority of our common units in CNX Coal Resources LP are subordinated, and we may not receive distributions from CNX Coal Resources LP; and the potential failure to retain and attract skilled personnel. Additional factors are described in detail under the captions "Forward Looking Statements" and "Risk Factors" in CONSOL Energy Inc.’s annual report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (SEC), as updated by any subsequent quarterly reports on Form 10-Qs as well as the factors described under the captions “Cautionary Statements Regarding Forward-Looking Statements” and “Risk Factors” in the Form 10 filed with the SEC by the CONSOL Mining Corporation, on July 11, 2017, as amended from time to time. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.   This presentation does not constitute an offer to sell or a solicitation of offers to buy securities of CONSOL Energy Inc., CONSOL Mining Corporation or CNX Coal Resources LP. 2

Disclaimer (cont’d) This presentation includes unaudited “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including EBITDA, Adjusted EBITDA, Bank EBITDA and Free Cash Flow. CONSOL Energy Inc. and CONSOL Mining Corporation believe that the presentation of non-GAAP financial measures helps investors by providing additional information with respect to the operating performance of CONSOL Mining Corporation and the ability of CONSOL Mining Corporation to meet its financial obligations and, in the case of pro forma Adjusted EBITDA and Free Cash Flow, provides additional information regarding expected impact of the separation and distribution on those measures. The presentation of non-GAAP financial measures Is not intended to be a substitute for, and should not be considered in the isolation from, the financial measures reported in accordance with GAAP. See the Appendix for a reconciliation of the non-GAAP financial measures included in this presentation to their comparable GAAP financial measures. References to historical measures means historical predecessor measures, for which we have provided calculations and reconciliations in the Appendix. References to Bank EBITDA is based on the definitions to be included in the applicable credit agreements for the Term A and Term B loans and is expected to be defined as the applicable predecessor Adjusted EBITDA or pro forma Adjusted EBITDA less certain adjustments relating to employee legacy liabilities of the predecessor to be assumed by CONSOL Mining Corporation and less adjusted EBITDA attributable to CNX Coal Resources LP plus the amount of any cash distributions from CNX Coal Resources LP. See the CONSOL Mining Corporation Form 10 filed with the SEC on July 11, 2017 for further information about the pro forma adjustments. 3

AGENDA Topics Transaction Overview CONSOL Mining Corp. Overview Key Credit Highlights Marketing Overview Industry Overview Financial Summary 4

Presenters Jimmy Brock Chief Executive Officer, CONSOL Mining Corp. David KhaniExecutive VP and Chief Financial Officer, CONSOL Mining Corp. Jim McCaffrey Senior VP-Coal Marketing, CONSOL Mining Corp. Matt Bashaw Vice President, Citi 5

1.Transaction Overview 6

CONSOL Energy Inc. (“CEI”) is planning to separate its coal business (“CONSOL Mining Corp.” or “CMC”) through a distribution of CMC common stock to CEI shareholders (the “spinoff”) Management believes the spinoff will be beneficial for CEI and its stockholders for a number of reasons, including: Improving decision-making and strategic management focus of each company Allowing for more efficient allocation of capital and improving access to capital by each company Improved ability to attract, retain and incentivize employees with more relevant expertise Enhanced investor understanding of the business of each company CONSOL Mining Corp., following the completion of the spinoff, will consist of the following: ~90% economic ownership and full operational control of the Pennsylvania Mining Complex (“PAMC”), consisting of: 75% undivided interest in PAMC ~60% LP ownership, 100% GP ownership and incentive distribution rights in CNX Coal Resources LP (“CNXC”), which owns remaining 25% undivided interest in PAMC 100% ownership of the CNX Marine Terminal (also referred to as the “Baltimore Terminal” or “BMT”) 100% ownership of an additional ~1.6 billion tons of high-quality, undeveloped coal reserves The spinoff will be financed with a $100 million Senior Secured First Lien Term Loan A, $400 million Senior Secured First Lien Term Loan B, and $350 million Long-Term Second Lien Financing $300 million Senior Secured First Lien Revolving Credit Facility(1) and $100 million Accounts Receivable Securitization Facility will be put in place to service CMC’s working capital needs Proceeds will be used to pay a one-time distribution to CEI, refinance the existing CNXC revolver, and put cash on the balance sheet of CMC Conservative pro forma net first lien and net total leverage of 1.1x and 2.7x, respectively Transaction Overview To close concurrent with the spinoff 7

CONSOL Mining Corp. Pro Forma Organizational Structure (On Completion of Proposed Spinoff)

CONSOL ENERGY



CONSOL Mining Corporation
100% Ownership interest
CNX Coal Resources GP LLC
59.9% limited partner interest; Incentive distribution rights
Public & private placement 10.7MM common units
1.7% general partner interest
38.4% limited partner interest
CNX Coal Resources LP (the "Partnership") NYSE: CNXC
75% undivided ownership interest(1)
100% Ownership interest
CNX Coal Resources Operating LLC
100% Ownership interest
100% Ownership interest
CNX Thermal Coal Company LLC
25% undivided ownership interest and management and control rights
Pennsylvania mining complex
CNX Marine Terminal
Control of approximately 1.6 billion tons of undeveloped reserves(2)
CMC credit facilities subsidiaries:
Restricted
Unrestricted

Note: Structure contingent upon closing of the spinoff. Following completion of the spinoff, CONSOL Mining Corp.'s name will be changed to CONSOL Energy Inc.

(1) Owned through CONSOL Pennsylvania Coal Company LLC and Conrhein Coal Company

(2) Through various subsidiaries and associated entities

9

2.CONSOL Mining Corp. Overview 13

Pennsylvania Mining Complex Overview

CONSOL ENERGY

- Three like-new underground coal mines
- World-class central preparation plant
- ~80% of 767 mm ton reserves are owned and require no royalty payment
- Extensive logistics network served by two railroads
- Train loadout facility that handles up to 9,000 tons per hour
- Five longwalls and 15-17 continuous miner sections
- Access to seaborne markets through the Baltimore Terminal
- Over $1.4Bn invested since 2012
- Non-union workforce since 1982

Mine	Total Recoverable Reserves*	Average AR Gross Heat Content (Btu/lb)	Avg. AR Sulfur Content	Estimated Annual Production Capacity* (3)	2016A Production *
Bailey (1)	259.7	12,920	2.64%	11.5	12.1
Enlow Fork (1)	306.5	13,030	2.25%	11.5	9.6
Harvey (1)	200.5	12,970	2.25%	5.5	3.0
Total	**766.7**	**12,970**	**2.38%**	**28.5**	**24.7**
Illinois Basin (2)		11,364	2.94%		
Other NAPP (2)		12,391	3.26%		

*(million tons)


PA Mining Complex
Baltimore Terminal
2016 PA Mining Complex Domestic Customers
WASHINGTON CO.
WV
PA
OHIO CO.
ENLOW FORK
SEALED
Enlow Fork Reserves
Overland Conveyor
Prep Plant
Slope
MARSHALL CO.
HARVEY
Harvey Reserves
GREENE CO.
BAILEY
Bailey Reserves
Generalized Location Map

Source: CONSOL Mining Corp. management, ABB Velocity Suite, EIA
Note: Data shown on a 100% basis for PAMC
(1) For the fiscal year period ending and as of 12/31/2016
(2) Represent the average of power plant deliveries for the 36 months ending 6/30/17 per EIA / ABB Velocity Suite. Excludes waste coal
(3) Represents illustrative general capacity for each mine; actual production on a mine by mine basis can exceed illustrative capacity in order to maximize complex capacity of 28.5MM tons

14

PAMC Is The Premier U.S. Coal Mining Complex

CONSOL ENERGY

Largest underground coal reserve base in the US(1)


(million tons)
U.S. mines
International mines
800
600
400
200
–
PAMC
Deer Run 1
Carmichael (UG)
Sugar Camp 1
Kevins Corner
Harrison County
Bull Mountain
Sugar Camp 3
Cumberland
Marshall County

Leading 2016A NAPP cash margin per ton(3)(4)


($ per ton)
$15.22
$11.79
$10.76
$10.25
$8.96
PAMC
Murray - Other
Murray - River Mines
Alliance - Tunnel Ridge
Contura - Cumberland
Production (Mt)
24.7
14.2
25.4
6.5
7.0

Best-in-class Btu content(2)


(Btu/lb gross as-received)
13,000
12,000
11,000
10,000
9,000
8,000
PAMC
CAPP
Other NAPP
Illinois Basin ("ILB")
PRB
(Btu/lb gross as-received)
13,000
12,000
11,000
10,000
9,000
8,000
USA
Indonesia
Colombia
Australia
Russia
South Africa

Highly-diversified portfolio with access to free markets


2016A Sales
24.6 million tons
78%
12%
7%
3%
<1%
48%
36%
13%
2%
1%
PJM
Southeast
MISO
Industrials
NY/New England
US
Asia
Europe
South America
Canada

Source: CONSOL Mining Corp. management, Mine Safety and Health Administration ("MSHA"), Wood Mackenzie and ABB Velocity Suite, EIA, Argus Media

(1) Data for NAPP mines based on CMC management estimates. Reserve data for other mines based on Wood Mackenzie estimates and includes operating, highly probable and probable operations

(2) CAPP, other NAPP, ILB and PRB represent the average of power plant deliveries for the 36 months ending 6/30/17 per EIA / ABB Velocity Suite. Excludes waste coal. BTU content for other countries from Argus Media

(3) PAMC cash margin based upon CEI's 10k filing. Other cash margins from Wood Mackenzie and reflect NAPP mines only

(4) Data from Wood Mackenzie. Murray-Other includes: Harrison, Marion and Monongalia County. Murray-River Mines include: Century, Powhatan, Marshall County and Ohio County

15

Baltimore Terminal Overview Overview Coal export terminal strategically located in Baltimore, MD 15.0 million tons per year throughput capacity 1.1 million tons coal storage yard capacity Sole East Coast coal export terminal served by two railroads Opened for throughput capacity from third party shippers: Signed 3 million tons for 2017 (with take-or-pay provisions) Legacy contracts of 12 million tons (not take-or-pay) Achieved significant service and operating cost efficiencies in 2016 BMT is on pace for record year due to increase in 3rd party volume 2016 volume of 8.1 mm tons – 43% from 3rd parties LTM 6/30/17 volume of 10.6 mm tons – 50% from 3rd parties 16

3.Key Credit Highlights 17

Key Credit Highlights 1 2 3 4 5 6 Long-term contracts provide strong sales visibility and robust cash generation Extensive, high-quality reserve base with long mine life and monetization opportunities Well-capitalized, highly efficient longwall mining complex Strategically located mining operations with excellent access to key logistics infrastructure Well-established diversified blue chip customer base minimizes market risk Low-cost production sustains margins and provides flexibility through the cycle 7 Experienced management with a focus on safety, compliance and financial discipline 18

Low-cost Production Sustains Margins and Provides Flexibility Through the Cycle 1st quartile cost position in NAPP (2016) PAMC ($ per ton) 38.9% Cash margin % 34.9% 41.7% 40.2% 37.9% 31.1% 33.9% 37.4% 38.6% 35.0% ($ per ton) 1 Century (Murray) Harrison County (Murray) Monongalia (Murray) Ohio County (Murray) Cumberland (Contura) Marshall (Murray) Tunnel Ridge (ARLP) Marion County (Murray) Powhatan (Murray)(1) Source:CONSOL Mining Corp. management. Wood Mackenzie for peers Powhatan was idled in December 2016 Operating cost based upon CEI’s SEC filings Quarterly sales per ton and operating cost per ton sold(2) (per ton sold) Cumulative Production (mm tons/y) 19

2 Long-Term Contracts Provide Strong Sales Visibility and Robust Cash Generation

CONSOL ENERGY

Exceptional cash generation throughout the cycle(1)


($ in millions, except per ton data)
PAMC EBITDA - Capex
PAMC Capex
Average Realized Price (per ton sold)
$61.88
$56.36
$43.31
$45.25
$263
$341
$309
$136
$248
$51
$318
$47
2014A
2015A
2016A
LTM 6/30/17

Committed volume - contract portfolio provides sales visibility(2)

PAMC yearly comparison (% committed)


100%
80%
41%
2017E
2018E
2019E

2018E peers comparison (% committed)


Committed Volume to date
Committed Volume as of Q2
80%
68%
63%
58%
52%
46%
46%
PAMC
BTU (3)
CLD
ARLP
ARCH
HNRG

Source: CONSOL Mining Corp. filings and management

(1) Excludes non-recurring costs, such as Harvey mine idling in 2016, other incidental transactions not directly related to coal produced, servicing costs of legacy liabilities and equity based compensation

(2) Committed volumes for PAMC are as of October 9th, 2017 and include any optional tons that the Company projects customers will take given current market conditions. Committed volumes for peers are based on Q2 2017 filings

(3) Peabody figure represents 2018 America's priced tons per management – midpoint of 60-65% range provided

20

Market cap: $50.5bn Baa2 / BBB+ Market cap: $19.7bn Baa1 / BBB+ Well-established Diversified Blue Chip Customer Base Minimizes Market Risk Average capacity factor (weighted by capacity) Blue-chip customers(1) Market cap: $60.8bn Baa1 / A- Market cap: $50.9bn Baa2 / A- Private - / - Private B1 / B+ Source:CONSOL Mining Corp. management, EIA, ABB Velocity Suite As of 10/13/2017 16% Delta% 13% 11% 8% 15% 22% 10% 20% 20% 11% 13% 17% 3 2016 domestic power plant shipments by unit retirement status Limited volume at risk due to announced power plant retirements Private - / - 21

Extensive, High-quality Reserve Base With Long Mine Life and Monetization Opportunities

4

CONSOL ENERGY

PAMC is the largest underground thermal coal reserve base[1]



(million tons)
800
600
400
200
–
U.S. Mines
International Mines
PAMC
Deer Run 1
Carmichael (UG)
Sugar Camp 1
Kevins Corner
Harrison County
Bull Mountain
Sugar Camp 3
Cumberland
Marshall County
Sugar Camp 4
Akin
White Oak No 2
White Oak No 1
Lively Grove
Bond County West
Sage Creek
River View
Bond County East
New Athens

Attractive product qualities[2]

Average gross heat content (Btu / lb)



12,970
12,391
12,320
11,364
8,685
PAMC
Other NAPP
CAPP
ILB
PRB

Average sulfur content



2.4%
2.9%
3.3%
PAMC
ILB
Other NAPP

Source: CONSOL Mining Corp. management

(1) Reserve data for NAPP mines based on CMC management estimates. Reserve data for other mines based on Wood Mackenzie estimates and include operating, highly probable and probable operations. Data as of 12/31/2016

(2) Represents the average of power plant deliveries for the 36 months ending 6/30/17 per EIA / ABB Velocity Suite, excludes waste coal; PRB = Powder River Basin

22

Extensive, High-quality Reserve Base With Long Mine Life and Monetization Opportunities (cont'd)

- 1.6 billion tons of additional greenfield met and thermal reserves in NAPP, CAPP and ILB
- Greenfield reserves provide attractive monetization opportunities for efficient growth through asset sales and joint ventures

Undeveloped reserve holdings


River Mine
Coal reserves: ~591 million tons
Pittsburgh Seam
Thermal coal
Mason Dixon Mine
Coal reserves: ~377 million tons
Pittsburgh Seam
Thermal and crossover met coal
Birch Mine
Coal reserves: ~117 million tons
Coalburg / Lower Kittanning Seam
Thermal and high-vol met coal
Itmann Mine
Coal reserves: ~26 million tons
Pocahontas 3 Seam
Low-vol met coal
Martinka Mine
Coal reserves: ~40 million tons
Middle Kittanning Seam
High-vol met coal
Ohio
Maryland
West Virginia
Kentucky
Virginia
Marshall
Wetzel
Monongalia
Marion
Braxton
Wyoming

Source: CONSOL Mining Corp. management
Note: Coal reserves represent clean tons

23

Well-capitalized, Highly Efficient Longwall Mining Complex Capital investments: expansion and improvement projects ($ in millions) (capex per ton) Source: CONSOL Mining Corp. management (1)As of 6/30/2017 $486 $890 $1,231 $1,367 $1,418 Cumulative capital investments ($ millions) 5 Highly productive mines Improvements in PAMC coal production per employee hour Tons of coal production per employee hour(1) Over $1.4Bn invested in PAMC over the past 5 years, far outpacing competitors on a per ton basis CMC expects to have the ability to operate PAMC mines primarily through maintenance capex for the life of the mines 32% Improvement PAMC $24.80 $18.85 $13.08 $5.98 $2.06 $12.06 $8.48 $7.74 $5.29 $2.48 $14.58 $11.35 $10.42 $3.87 $2.83 ARLP FELP 24

Source:MSHA Note:Number of longwalls indicated in parentheses. Excludes the Emerald and Powhatan mines, which closed in 2015 and 2016, respectively Well-capitalized, Highly Efficient Longwall Mining Complex (cont’d) NAPP longwall mine comparison 2016 Peer average: 5.4 2016 Peer average: 5.2 PAMC is uniquely positioned among NAPP longwall producers to provide a sustained supply of high-quality coal to rail-served power plants in the eastern U.S. Higher sulfur Near end of reserve life Mine mouth operations Primarily met coal producer Serve river markets 5 25

Key drivers of cost improvements Major capital investments since 2010 have led to significant improved cost efficiencies at PAMC mines Invested in highly automated underground mining equipment that is driven by advanced longwall systems Cost management efficiency improvements resulted in significant cost improvements Increased production to normalized levels Improved employee productivity by reducing number of shifts while increasing hours per shift Consolidated vendors across all three PAMC mines Created targeted employee incentive programs to achieve improvements Production Well-capitalized, Highly Efficient Longwall Mining Complex (cont’d) 5 (million tons) Operating costs per ton sold(1) 19% Improvement ($ / ton) PAMC operating costs based upon CEI’s SEC filings Represents normalized Harvey Mine production 26

Strategically Located Mining Operations with Excellent Access to Key Logistics Infrastructure 6 Eastern U.S. coal regions and points of export(1) Dual-served railroad access Source: CONSOL Mining Corp. management (1)Represents estimated ocean/rail rates to port terminals, exclusive of terminaling charges 27

Experienced Management with a Focus on Safety, Compliance and Financial Discipline 7 CMC’s management and operating teams have a long history in the coal industry Significant expertise owning, developing and managing coal mining operations Valuable relationships with customers, railroads and other participants across the coal industry Technical wherewithal and demonstrated success in developing new applications A proven track record of successfully building, enhancing and managing coal assets CMC management has a strong focus on financial discipline Demonstrated ability to improve operating performance, leading to reduced cash costs Primary use of free cash flow will be to de-lever the balance sheet in the medium-term Jimmy Brock Chief Executive Officer Appointed CEO and Director of CNXC in 2015 COO – Coal for CEI since 2010 Previously served as SVP – NAPP – WV Operations and VP – Operations for CEI 37 years in industry, all at CEI David Khani EVP and Chief Financial Officer EVP and CFO of CEI since 2013 Appointed Director of CNXC in 2015 Served as Director of Research, FBR Capital Markets & Co 23 years in industry, including 6 at CEI Jim McCaffrey SVP-Coal Marketing Appointed SVP – Energy Marketing for CEI in 2013 Served as SVP – Sales, VP – Materials & Supply Chain Management and SVP – CNX Land Resources Joined as a coal miner and progressed into management roles Kurt Salvatori Chief Administrative Officer Appointed VP– Administration for CNXC in 2017 Previously served as VP Shared Services for CEI since 2016 Previously served as VP Human Resources Eric Schubel VP – Operations Appointed VP – Operations of CMC in 2017 Served as General Superintendent at various mining operations for CEI 34 years in industry, all at CEI Martha Wiegand General Counsel and Secretary Appointed General Counsel and Secretary for CNXC in 2015 Previously served as Associate General Counsel for CEI Legal career spanning 17 years, including 9 at CEI Katharine Fredriksen President Appointed President of CMC in 2017 Previously served as SVP – Diversified Business Units & Environmental Affairs for CEI 22 years in industry, including 6 at CEI 28

CONSOL ENERGY

7 Experienced Management with a Focus on Safety, Compliance and Financial Discipline (cont'd)

- Safety and compliance are CMC's top two core values
- PAMC has industry leading safety and compliance standards
  - 2013 - 2016, PAMC's Mine Safety and Health Administration ("MSHA") reportable incident rate was ~42% lower than industry average
  - PAMC's MSHA significant and substantial citation rate was 24% lower than average for LTM 6/30/17[(1)]
  - Executive and workforce compensation are tied in part to environmental and safety performance
- Compliance has vastly improved at PAMC
  - Discharging more water than the past, which increases the exposure for non-compliance
  - Normalized performance based on increased water exposure results in ~76% improvement since 2012


SAFETY
COMPLIANCE
CONTINUOUS IMPROVEMENT
PRODUCTION
COST

Superior PAMC safety performance


5.2
5.0
4.9
4.7
5.1
5.0
1.4
2.5
3.0
2.5
3.6
3.5
2012A
2013A
2014A
2015A
2016A
2017 YTD
PAMC Incident Rates
Industry Incident Rates
% Better than industry
78%
51%
39%
46%
30%
30%

Improving PAMC compliance performance


9.1%
7.9%
8.8%
7.9%
6.6%
2.2%
~76% Improvement
2012A
2013A
2014A
2015A
2016A
2017 YTD
Violations per Mgal Permitted Discharge

Source: CONSOL Mining Corp. management
(1) PAMC = 1.79, Industry = 2.34

29

4.Marketing Overview 30

PAMC Expected Marketing Strategy

CONSOL ENERGY

Step	Strategy	Illustrative portion of annual production
1	Maximize sales to established customer base of rail-served power plants in the Eastern U.S., with a focus on top-performing environmentally-controlled plants	~70 – 80%
2	Place approximately 2.0 – 2.5 million tons per annum in the seaborne met coal market	~10%
3	Selectively place remaining tonnage in opportunities (domestic or export) that maximize FOB mine margins	~10 – 20%
4	Capitalize on innovative marketing tactics and strategies to grow opportunities and realizations in all of the Company's market areas	

- Creative contract structures
- Technical marketing initiatives to gain market share for PAMC by displacing other basins
- Development of crossover met markets for PAMC

Source: CONSOL Mining Corp. management

31

Proven Track Record of Growing Market Share at Targeted Customer Plants

CONSOL ENERGY

Top 15 PAMC customer plants[1] share of tons delivered


2011A
9%
12%
11%
31%
37%
PAMC
Other NAPP
CAPP
ILB
PRB
2016A
16%
32%
17%
14%
21%

Top 15 PAMC customer plants annual coal burn

(million tons)


70
60
50
40
30
20
10
0
2012A
2013A
2014A
2015A
2016A

Top 15 PAMC customer plants

- Provide steady demand for >50 mm tons of coal per year
- Accounted for 82% of PAMC's domestic power plant shipments in 2016
- All have been in the portfolio for 3+ years
- Average size = 1.8 GW
- All are equipped with state-of-the-art emission controls, including scrubbers
- None have announced plans to retire
- Operated at a 15 percentage point higher weighted-average capacity factor than other NAPP rail-served plants in 2016

CMC has achieved a 20% point increase in market share at its top 15 customer plants since 2011, largely by displacing other NAPP and CAPP producers, with more room to grow

Source: CONSOL Mining Corp. management, EIA, ABB Velocity Suite

(1) Represent the 15 largest U.S. power plant customers of PAMC in 2016, based on total tons sold

32

Proven Track Record of Growing Market Share at Targeted Customer Plants (cont’d) PAMC deliveries to Duke Energy plants PAMC share at Duke’s North Carolina fleet Share of deliveries to North Carolina Plants PAMC Deliveries (in million tons) The Company has continued to execute the same approach to develop new customers for PAMC. Six of the top 15 customer plants are new to the portfolio since 2012, and PAMC coal was tested at five new plants in 2016 Source:EIA, ABB Velocity Suite Note:Includes plants that Duke acquired when it merged with Progress Energy Number of Plants Served Duke Energy Case Study 33

In 2016, the Company sold PAMC coal to 38 domestic power plants located in 18 states, and to thermal and metallurgical end-users located across four continents PAMC’s Highly-diversified Portfolio Has Provided Volume Stability 2016A Export Met: 26.1 22.9 24.6 2016A Domestic Thermal: 2016A Export Thermal: Source:CONSOL Mining Corp. management Coal Sales (million tons) 34

Significant Opportunities in Improving Export Markets Strong committed sales base for 2018 allows for selective placing of remaining tons to maximize FOB mine realizations Exports, in spite of showing significant volatility, have provided the most upside recently Historically, exports (thermal and crossover met) have averaged approximately 20% of annual sales volume The current sales book provides significant export optionality in 2018 and beyond Historical exports Coal price trends in key markets(1) % of total sales Source: CONSOL Mining Corp. management, ABB Velocity Suite, Coaldesk LLC and Doyle Trading Consultants (1)Data as of 9/25/2017 35

PAMC Has a Vast Presence Among NAPP Rail Power Plants, with Room to Grow NAPP rail customers span diverse market areas in the eastern U.S., with few slated to retire. PAMC’s coal has a presence in a majority of these plants, with more room to grow. Source: EIA, ABB Velocity Suite. Market shares based on 2016 fuel deliveries reported by EIA Coal Source PAMC Other NAPP Rail Other 36

Minimal Impact from Announced Power Plant Retirements on NAPP Rail Coal Demand Source: CONSOL Mining Corp. management, EIA, ABB Velocity Suite, EPA Includes all plants that took delivery of NAPP rail coal in 2016 Based on 2016 NAPP rail market share and average of 2015-2016 coal consumption In 2016, less than 1MM tons (< 4%) of total sales went to power plants that have announced plans to retire. CMC anticipates that retirement of smaller, underutilized units will allow the remaining top-performing units to run harder, creating upside within their portfolio …and the remaining NAPP rail market fleet can more-than fill the void Announced power plant retirements are expected to have a minimal impact on NAPP rail coal demand… Projected NAPP rail coal demand (MM tons/y)(2) Projected Net Capacity of NAPP rail market power plants (GW)(1) -- -- (000s GWh/y) 239k GWh/y represents 19% increase from 2015-2016 average, even after accounting for announced retirements % change (8.2%) % change (3.4%) 37

5.Industry Overview 38

Industrial Growth and Easing Regulations Support Improved Fundamentals for Coal Growing natural gas exports and industrial demand support stronger gas prices and pull gas from electric power generation Electricity use continues to increase driven by resurgence in industrial demand Source:EIA annual outlook 2017 (1)Represents total U.S. domestic coal demand per year as an aggregate of individual sectors. Does not include exports (Billion kilowatt hours) Coal fired generation will increase as coal captures share from natural gas Domestic coal demand continues to increase(1) 2016 2021 (Millions of short tons) (Change in Tcf from 2016) Reference case No Clean Power Plan case % change in industrial demand from 2016-2021: 12% (% of share) 39

Limited Exposure to Natural Gas Basis Differential, with Improving Outlook

CONSOL ENERGY

- PAMC's broad market reach in eastern U.S. has helped limit exposure to recent negative natural gas basis differentials in the Marcellus Shale region
- Pipelines currently under development/construction will add substantial takeaway capacity:
  - 8+ Bcf/d from the Marcellus region during the next several years
  - Much of this gas will be used to help feed a growing LNG / export market
- As more gas leaves the region, natural gas prices are expected to increase in areas located closest to PAMC operations
  - Will create upside for coal in areas where PAMC transportation advantage is greatest

Natural gas pipeline and LNG projects


LNG Projects
Development Status
Early Development
Construction Begun
Pipeline Projects
Status
Announced
Early Development
Construction Begun
Advanced Development

Basis differential – current forwards[(1)]

	CY 2017[(2)]	CY 2018
Transco Z5	+$0.16	+$0.54
Dominion S	-$0.68	-$0.44

Basis differentials may improve beyond current expectations due to overbuild of pipeline projects out of the region, creating undersupply locally

Source: CONSOL Mining Corp. management, SNL Energy: S&P Global Market Intelligence, ABB Velocity Suite
(1) As of end of August 2017
(2) Includes Jan-Aug 2017 actuals

40

Thermal Coal Prices Have Significantly Rebounded Due to Improved Gas Prices

CONSOL ENERGY

Coal prices vs. gas prices



Forward Coal Price ($/ton)
$70
$65
$60
$55
$50
$45
$40
$35
$30
Forward Gas Price ($/mmBtu)
$4.40
$3.90
$3.40
$2.90
$2.40
$1.90
2018 NAPP Low-Sulfur Rail
2018 NYMEX Gas
Gas-implied equilibrium price
Inventory imbalance
Strong burn / Inventory drawdown
Jan-15
Mar-15
Jun-15
Aug-15
Nov-15
Feb-16
Apr-16
Jul-16
Oct-16
Dec-16
Mar-17
May-17
Aug-17

PAMC operating cost competitiveness ($/mmbtu)[(1)]

All-in cash cost of coal sold ($/mmbtu)



$1.58
$1.60
$1.47
$1.40
$1.22
$1.27
$1.32
$1.28
$1.30
$1.31
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17

PAMC's all-in cash cost position of ~$1.30/mmBtu is expected to position CMC well to compete against natural gas moving forward

Source: ABB Velocity Suite, NYMEX, Coaldesk

(1) Calculated as quarterly operating cost of sales per ton plus $5 per ton maintenance capex; converted at 13,000Btu/lb and 2,000lb/ton

41

Effect of Gas Prices on Coal Generation Coal Share of U.S. generation vs. natural gas price ranges (January 2014 – June 2017) Natural gas futures curve and consensus forecast(1)(2) ($ per mmBtu) Futures and consensus data as of 10/4/2017. 2017 consensus forecast and NYMEX futures are for the remainder of 2017 EIA’s projection are from the Annual Energy Outlook 2017 and expressed in 2016 dollars Right-sizing of coal supply under current market conditions will help set the stage for coal prices to rebound with uptick in gas prices. A 1% increase in coal’s share of generation equates to a 22-23 million ton / year increase in U.S. electric power sector coal demand 42

NAPP has had Less Supply / Demand Imbalance than Other Basins During Recent Downturn

Production by basin

(million tons)


PAMC
NAPP
PRB
ILB
CAPP
+7%
(12%)
(21%)
(21%)
(25%)
23
25
118
104
405
318
124
98
91
68
2015A
2016A
2015A
2016A
2015A
2016A
2015A
2016A
2015A
2016A
% change from peak production to 2016A(1):
(5%)(2)
(23%)
(36%)
(28%)
(60%)

Illustrative pricing rebound from 2Q16 low to 4Q16 / 1Q17 high[3]

(% change)


71%
52%
30%
94%
NAPP
PRB
ILB
CAPP

Source: ABB Velocity Suite (MSHA data) and Wood Mackenzie
(1) Peak production per Wood Mackenzie
(2) Calculated with peak year of 2014
(3) Illustrative pricing data based on prompt month prices reported by Coaldesk LLC

43

6.Financial Summary 44

Financial Policy Deleveraging through debt repayment with free cash flow and EBITDA expansion Primary use of free cash flow will be used to de-lever the balance sheet in the medium term(1) LT incentive compensation of executives expected to be tied to leverage metrics, B/S strength, and profitability Free cash flow sweep provisions under Term Loan B Maintain strong liquidity Disciplined use of capital Strong pro forma liquidity position provides flexibility in commodity markets Current distribution policy of CNXC, if maintained, would result in receipt of consistent distributions CMC cash flow expected to be augmented by CNXC via pro rata distributions to unitholders, interest payments and any potential principal paydown on Affiliate Loan Ability to monetize value of 16.6 million CNXC LP units held ($249.8 million)(2) Continue to operate assets with disciplined approach to capital expenditures Evaluate other investment opportunities in light of cost of capital, B/S and sector and commodity price outlook Greenfield reserves provide attractive monetization opportunities for efficient growth through asset sales and JVs Ability to fund opportunistic investments to maintain leverage targets through equity capital markets Free cash flow is defined as operating cash flow less capital expenditures 16.6 million includes LP units of various classes, on an as-converted basis; $15.05 unit price as of market close 10/13/2017 45

Financial Overview

CONSOL ENERGY

PAMC Production (100% Basis)



(million tons)
26.1
22.8
24.7
27.0
2014A
2015A
2016A
LTM 6/30/17

CMC Bank EBITDA & Capex[(1)(2)]



($ in millions)
Capex
Bank EBITDA
$607
$257
$366
$107
$211
$40
$281
$36
2014A
2015A
2016A
LTM 6/30/17

Bank EBITDA - Capex



($ in millions)
$350
$259
$172
$244
2014A
2015A
2016A
LTM 6/30/17

Update on Bailey Mine Permit

- September 18th, 2017, CEI announced the Pennsylvania Department of Environmental Protection requires more time to evaluate approval of the Bailey mine permit
- CEI moved the longwall to another panel and resumed operations the first week of October
- CEI mitigating production impact through additional non-scheduled shifts
- Schedule change allows CEI to meet customers' needs and immediately recall some of the previously furloughed workers
- CEI reaffirmed previously stated 2017 PAMC guidance

Q3 2017 Flash Financials

	Q3 2016	Q3 2017
PAMC Production (100% basis) (million tons)	6.0	6.0 - 6.6
PAMC Average Sales Price ($ per ton)	$44.30	$44.00 - $44.30
PAMC Average Cost of Coal Sold[(3)] ($ per ton)	$35.79	$37.25 - $37.29
PAMC Capex ($ in millions)	$12	$24 - $30
CMC Bank EBITDA ($ in millions)	--	$51 - $61

(1) 2014 and 2015 Bank EBITDA based on historical predecessor. 2016 and LTM 6/30/2017 Bank EBITDA based on pro forma
(2) Capex calculated at 75% of PAMC capex plus BMT capex
(3) Includes depletion, depreciation and amortization

46

Overview of Legacy Liabilities

CONSOL ENERGY

Significant legacy liability reductions over past three years:

- Several divestitures drove substantial reduction in legacy liabilities in 2013 and 2016
- Cash payments related to legacy liabilities are predictable and declining over time
- Considerable tax benefits associated with legacy liability payments
- Legacy liabilities could be viewed as payment obligations between unsecured debt and equity on a company's balance sheet
- ~80% of all CMC employee liabilities are closed classes
  - Actuarial and demographic developments continue to drive medium-term reduction in liabilities
  - Actively managing to drive down costs
- Do not prefund any legacy liabilities except pensions
  - Qualified pension almost completely funded

Balance Sheet Liability	
	6/30/2017
Long-Term Disability	$16
Workers' Compensation	77
Coal Workers' Pneumoconiosis	117
Other Post-Employment Benefits	694
Unfunded Retirement Obligations	73
Asset Retirement Obligations	257
Total Legacy Liabilities	**$1,234**
LTM 6/30/17 Cash Servicing Cost	**$85**

CMC legacy liabilities and cash costs



($ in millions)
$4,187
$365
$1,703
$144
$1,497
$139
$1,362
$133
$1,267
$92
$1,234
$85
2012
2013
2014
2015
2016
Q2 2017
Total Legacy Liabilities
Total Annual Legacy Liabilities Cash Servicing Cost

Note: 6/30/17 liability balance includes approximately $24 million and $37 million in employee-related and environmental liabilities associated with PAMC, respectively. Future EBITDA loss and cash servicing costs related to these liabilities will run through the PAMC segment financial detail and therefore the cash servicing costs and EBITDA loss related to these liabilities are excluded from the 2017 & 2018 forecast presented above. For FY 2017, the cash servicing costs associated with PAMC long-term liabilities are forecasted to approximate $8 million, while the EBITDA loss associated thereto is forecasted to approximate $12 million. Excludes gas well plugging and abandonment (or P&E) expense.

47

Conclusion and Q&A Excellent Logistics Infrastructure Highly Experienced Management World-Class Mines 1st Quartile Cost Position Diversified Customer Portfolio with Minimum Volume Risk Best-In-Class BTU Content Strong, Stable Free Cash Flow Largest Underground U.S. Coal Base CONSOL Mining Corporation 48

Appendix 49

Appendix: CMC EBITDA Reconciliation 50 EBITDA Reconciliation LTM Low High 2014A 2015A 2016A 6/30/17 Q3 2017 Q3 2017 Net Income $291.0 $317.4 $50.5 $126.4 $5.0 $11.0 Plus: Interest Expense -- 7.5 14.1 15.5 3.0 4.0 Income Tax 121.4 125.6 14.6 33.8 4.0 5.0 Depreciation, Depletion and Amortization 206.7 195.3 178.1 178.4 46.0 48.0 EBITDA $619.0 $645.9 $257.2 $354.1 $58.0 $68.0 Plus: Gain on Sale of Non-Core Assets (25.3) (7.6) -- -- -- -- Stock-Based Compensation 19.9 8.4 11.7 14.8 -- -- Pension Settlement 24.3 19.1 22.2 8.5 -- -- OPEB Plan Changes -- (244.5) -- -- -- -- Other CNXC MLP Transaction Fees -- 12.3 -- -- -- -- Total Pre-tax Adjustments 18.8 (212.3) 33.9 23.3 5.0 6.0 Historical Predecessor Adjusted EBITDA $637.8 $433.6 $291.1 $377.3 $63.0 $74.0 Pro Forma Adjustments -- -- (8.2) (13.9) -- -- Pro Forma Adjusted EBITDA $637.8 $433.6 $282.9 $363.4 $63.0 $74.0 Less: Employee Legacy Liability payments net of provisions (30.9) (38.3) (26.9) (21.3) (5.0) (2.0) Less: Adjusted EBITDA Attributable to CNXC, net of Cash distributions received -- (29.7) (44.7) (61.5) (7.0) (11.0) Bank EBITDA $606.9 $365.7 $211.4 $280.6 $51.0 $61.0

Appendix: PAMC EBITDA Reconciliation Amounts per CEI’s Form 10K for the fiscal year ended December 31, 2016 and CEI’s Form 10Q for the quarterly period ended June 30, 2017 filed with the SEC 51 EBITDA Reconciliation LTM 2014A 2015A 2016A 6/30/17 (1) Earnings before Income Taxes (1) $431.0 $405.0 $130.7 $195.5 Plus: Depreciation, Depletion and Amortization 173.3 176.9 168.2 168.9 OPEB Plan Change -- (137.1) -- -- EBITDA $604.3 $444.8 $298.9 $364.5 Less: Capital Expenditures (341.2) (136.3) (50.8) (46.7) Total Adjusted EBITDA - Capital Expenditures $263.1 $308.5 $248.1 $317.8